Certain identified information has been excluded from the document because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.12

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (this “Agreement”), is made and entered into as of October 27, 2022 (the “Effective Date”) by and between: LOGIQ, INC., a Delaware corporation with offices at 85 Broad Street, 16-079, New York, New York 10004 (“Logiq”); and REGAL NUTRA LLC, [*] (“Regal Nutra”). Each of Logiq and Regal Nutra may be referred to herein as a “Party”; and collectively, they shall be referred to herein as the “Parties”,

Reference is made to that certain managed services agreement (the “Managed Services Agreement”), dated of even date herewith, by and between Logiq, BattleBridge Acquisition Co, LLC, a single-member Nevada limited liability company wholly owned by Logiq, and Regal Nutra.

In consideration of the mutual covenants herein contained and the performance of the services herein agreed to be performed by Regal Nutra and the payment of the amount herein agreed to be paid by Logiq, the Parties hereto covenant and agree as follows:

1.       Duties. Regal Nutra’s duties shall be business development strategies and execution and consulting services regarding e-commerce, digital marketing, and online advertising, including lead generation, affiliate marketing and brand development, with Regal Nutra to provide up to 40 hours per month of consulting work by Regal Nutra’s principal, [*] (the “Services”).

2.       Term. Logiq hereby engages Regal Nutra on a non-exclusive basis, for a Term that coincides with the Term of that certain Managed Services Agreement between the Parties; and any termination of the Managed Services Agreement shall terminate this Agreement.

3.       Relationship of the Parties; Independent Contractor. No agency, employment, partnership or joint venture shall be created by this Agreement, as the Parties are independent contractors with respect to one another. Neither Party shall have authority to act as an agent of the other or to otherwise bind the other to any agreement, commitment, obligation, contract, instrument, undertaking, arrangement, certificate or other matter. Each Party hereto shall refrain from making any representation intended to create an apparent agency, employment, partnership or joint venture relationship between the Parties. Nothing in this Agreement shall restrict Regal Nutra or any of its officers, directors, agents, affiliates or employees from engaging in any activity whatsoever, without limitation, receiving compensation for providing services similar to the Services to other clients. It is understood and agreed that Regal Nutra is retained as an independent contractor and not as an employee of Logiq. Regal Nutra acknowledges and agrees that it will not participate in nor is it entitled to, nor eligible for any Logiq provided benefits, including, but not limited to, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind. Logiq shall not be responsible for withholding taxes with respect to Regal Nutra’s compensation hereunder.

4.       Compensation. As full, sufficient and complete consideration for Regal Nutra’s Services as described herein, Logiq shall pay and issue to Regal Nutra the consideration described in the Managed Services Agreement.

anyone who was employed by Logiq during the six-month period preceding such hiring or engagement. The terms “solicit, recruit, hire, or induce or encourage” include, but are not limited to, directly or indirectly: (i) initiating communications with an employee or independent contractor of Logiq relating to actual or possible employment or an independent contractor relationship for an entity other than Logiq; (ii) offering bonuses or additional compensation to encourage or cause any employee or independent contractor of Logiq to terminate employment with Logiq; or (ii) supplying the names of, or otherwise referring or recommending, any employee or independent contractor of Logiq to personnel recruiters or persons engaged in hiring for an entity other than Logiq.

9.       Intellectual Property; Ownership of Deliverables.

(a)      Regal Nutra hereby agrees that all work product and any and all other deliverables created or developed by Regal Nutra or produced for or delivered to Logiq under or arising out of this Agreement or the services performed hereunder (collectively, the “Deliverables”), and all trade secrets, copyrights, patents, marks and any and all other intellectual property rights therein and rights to apply for registration thereof, throughout the world, are and shall be deemed “work for hire” and the sole and exclusive property of Logiq, and Regal Nutra hereby assigns to Logiq from the moment of creation all rights, title and interest therein. Regal Nutra represents and warrants to Logiq that all Deliverables are solely the original works of Regal Nutra or, if applicable, all other contributors to the Deliverables are employees of and have otherwise assigned to Regal Nutra any and all rights, title and interest such contributors may have had in the Deliverables and all intellectual property rights therein, which deliverables, to Regal Nutra’s knowledge, do not infringe the intellectual property rights of any third party. Regal Nutra shall take any and all future actions, and execute any and all additional documents, reasonably requested by Logiq to vest sole ownership of the same in Logiq, including, without limitation, the execution and delivery in furtherance of filing any applications for registration and/or obtaining any registrations with respect to the Deliverables. To the extent assigned Deliverables (or any portion thereof) hereunder are derivative works of or based upon (in whole or in part) any of Regal Nutra’s pre-existing (i.e., existing prior to the effective date of this Agreement) works, utilities, applications or tools which are otherwise unrelated to the services provided hereunder (whether in hard copy or soft copy form, including, without limitation, object code and source code) (collectively, “Underlying Works”), Regal Nutra hereby grants to Logiq a perpetual, non-revocable, royalty-free, non-exclusive, transferrable, sub-licensable and worldwide license to such Underlying Works and under all intellectual property rights therein for the sole purpose of Logiq’s unrestricted use and enjoyment of the Deliverables for their intended purpose (including without limitation application, registration, protection, enforcement, reproduction, publication, dissemination, display, distribution, use (including, without limitation, the right to create derivative works thereof), manufacture, transfer, offer for sale, sale, and commercialization of the Deliverables.

(b)      All services provided by Regal Nutra hereunder shall be for the benefit of Logiq.

(c)      “Moral Rights” means any right to claim authorship of a work, any right to object to any distortion or other modification of a work, and any similar right, existing under the law of any country in the world, or under any treaty. Regal Nutra hereby irrevocably transfers and assigns to Logiq any and all Moral Rights that Regal Nutra may have in any Deliverables, services, or materials. Regal Nutra also hereby forever waives and agrees never to assert against Logiq, its successors or assigns any and all Moral Rights that Regal Nutra may have in any Deliverables, services or materials, even after termination of this Agreement.

receipt of acknowledgement of receipt from the other Party. If sent by mail, notice shall be considered delivered three (3) business days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon delivery thereof. Either Party may by notice to the other Party change the address to which notice or other communications to it are to be delivered or mailed.

17.    Headings. Section headings are not to be considered a part of this Agreement and are not intended to be a full and accurate description of the contents hereof.

18.    Modification or Amendment. No amendment, change or modification of this Agreement shall be valid unless in writing signed by the Parties hereto.

19.    Entire Understanding. This Agreement and any schedule or exhibit attached hereto constitute the entire understanding and agreement of the Parties with respect to the subject matter hereof.

20.    Unenforceability of Provisions. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

21.    Counterpart; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument. This Agreement may be executed by electronic or digital signature, and an electronic or digital signature shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF the undersigned have executed and delivered this Consulting Agreement as of the Effective Date.

LOGIQ, INC.	REGAL NUTRA LLC

By:	By:
Name:	Name:
Title:	Title: